Dreyfus High Yield
 Strategies Fund



 ANNUAL REPORT March 31, 2003



                      DREYFUS HIGH YIELD STRATEGIES FUND

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY.  On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

  THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

  THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

  THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Cash Flows

                            22   Statement of Changes in Net Assets

                            23   Financial Highlights

                            25   Notes to Financial Statements

                            34   Independent Auditors' Report

                            35   Important Tax Information

                            36   Dividend Reinvestment Plan

                            41   Board Members Information

                            43   Officers of the Fund

                            45   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus High Yield
                                                                Strategies Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus High Yield Strategies Fund covers the 12-month period from April 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

A number of economic and political factors continued to support higher overall bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been attractive total returns from many fixed-income investments, especially those with relatively heavy exposure to bonds that are more interest-rate-sensitive, such as most U.S. government securities. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 25, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform during the period?

For the 12-month period ended March 31, 2003, the fund achieved a total return of -5.63% and produced aggregate income dividends of $0.744 per share.(1) In comparison, the Merrill Lynch High Yield Master II Index (the "Index") achieved a total return of 3.32% for the same period.(2)

The first half of the reporting period was an extremely difficult one for the high-yield market and the fund. A weak economy, revelations of corporate scandals and the continued deterioration of business conditions among technology and telecommunications companies severely affected the market for lower-rated corporate bonds, causing market-wide price declines. In addition, the fund's return for the first half of the reporting period was considerably lower that that of the Index because the fund was fully leveraged, which tends to magnify gains and losses. Although the second half of the reporting period brought better relative performance as a result of, among other factors, credit and sector selection, the fund could not fully offset its earlier losses so its returns for the overall reporting period lagged the Index.

What is the fund's investment approach?

The fund primarily seeks high current income. The fund will also seek capital growth as a secondary objective to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund's investment process involves a "top-down" approach to sector and a fundamental "bottom-up" approach to security selection. We look at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength and the company's management. We also employ leverage -- buying additional bonds with borrowed money in an effort to increase the fund's return.

What other factors influenced the fund's performance?

The U.S. high-yield bond market experienced both stunning declines and encouraging rallies during the reporting period as investor sentiment shifted from one extreme to the other. As mentioned above, early in the reporting period the high-yield bond market was hurt by a combination of sluggish economic growth, high-profile corporate scandals and deteriorating business conditions, especially in the technology and telecommunications industry groups. At the same time, rising international tensions contributed to growing risk-aversion among investors, who generally shunned riskier corporate securities -- including high-yield bonds -- in favor of relatively safe havens, such as U.S. government securities.

During the fourth quarter of 2002, the market began to shake off these negative influences, and investors appeared ready to recommit to corporate bonds. Some investors responded to what they regarded as attractive valuations of high-yield bonds whose prices had been beaten down in the market decline. Others turned to corporate bonds for their relatively generous income streams in an environment of historically low yields on U.S. Treasury securities. By the end of the reporting period, high-yield bond prices had risen substantially above their previous lows.

In this volatile market environment, we continued our efforts to restructure the fund in a way that improved its overall credit profile. Although our ability to sell certain securities was limited, we succeeded in reducing the fund's positions in bonds from troubled issuers such as WorldCom, Microcell and Adelphia. With those proceeds we purchased bonds from companies such as wireless telephone provider Nextel, cellular infrastructure company American Tower and cable television provider Cablevision. At the time, we preferred companies such as these because their bond prices were more likely to be supported by tangible assets with measurable resale values.


In addition, we focused a portion of the portfolio on "fallen angels," which are companies we considered fundamentally sound and whose bonds had been hit hard during the downturn. Holdings such as regional telephone company Qwest and energy providers El Paso, Williams and Dynegy rebounded strongly from relatively low price levels during the reporting period's second half.

What is the fund's current strategy?

Subsequent to the reporting period, the fund reduced its monthly cash dividend to $0.04875 per share of beneficial interest, as of April 24, 2003. This dividend reduction reflected possible future costs of establishing interest-rate swaps or other hedges in respect of the fund's leverage, the possibility of future defaults in portfolio securities, an effort to reduce the accumulated distribution in excess of investment income-net and a lower reinvestment rate in the market.

In such a current lower-yielding environment, management believed that an effort to seek to maintain the fund's prior dividend could have involved an increase in the overall risk of the portfolio. Although we maintain a positive outlook on the high-yield market, we believe a move to greater risk for greater yield potential would not have be prudent.

We continue to take steps to improve the fund's overall credit quality while looking for opportunities to purchase bonds of fundamentally sound issuers at low prices. When making new purchases, our primary focus is on asset-rich companies that, in our view, have the ability to withstand challenging business conditions. At the same time, we continue to emphasize broad diversification among industry groups, issuers and securities. We believe that these are prudent strategies in today's uncertain economic environment.

April 25, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

SELECTED INFORMATION

March 31, 2003 (Unaudited)



Market Price per share March 31, 2003             $5.16

Shares Outstanding March 31, 2003            69,574,043

New York Stock Exchange Ticker Symbol               DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)


                                                          Fiscal Year Ended March 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                          Quarter Ended               Quarter Ended            Quarter Ended               Quarter Ended
                            June 30,                  September 30,            December 31,                  March 31,
                              2002                        2002                     2002                        2003
-----------------------------------------------------------------------------------------------------------------------------------

   High                         $5.67                    $4.24                    $4.24                       $5.23

   Low                           4.19                     3.48                     3.44                        3.93

   Close                         4.24                     3.95                     3.79                        5.16

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   April 29, 1998 (commencement of operations) through March 31, 2003                                        (28.24)%

   April 1, 2002 through March 31, 2003                                                                       14.22

   July 1, 2002 through March 31, 2003                                                                        40.25

   October 1, 2002 through March 31, 2003                                                                     43.43

   January 1, 2003 through March 31, 2003                                                                     39.83

NET ASSET VALUE PER SHARE

  April 29, 1998 (commencement of operations)    $15.00

  March 31, 2002                                   4.93

  June 30, 2002                                    4.09

  September 30, 2002                               3.38

  December 31, 2002                                3.50

  March 31, 2003                                   3.87

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

  April 29, 1998 (commencement of operations) through March 31, 2003   (45.96)%

  April 1, 2002 through March 31, 2003                                  (5.63)

  July 1, 2002 through March 31, 2003                                    9.48

  October 1, 2002 through March 31, 2003                                26.21

  January 1, 2003 through March 31, 2003                                14.01

* WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

March 31, 2003

                                                                                             Principal
BONDS AND NOTES--133.4%                                                                       Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.6%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                       3,361,000  (o)           2,117,430

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                4,703,000  (o)           4,279,730

K&F Industries,

   Sr. Sub. Notes, Ser. B, 9.625%, 2010                                                         657,000  (o)             699,705

                                                                                                                       7,096,865

AIRLINES--1.2%

AMR:

   Deb., 9%, 2012                                                                             1,800,000  (o)             396,000

   Deb., 9.75%, 2021                                                                          2,400,000  (o)             528,000

Air 2 US,

  Enhanced Equipment Notes,

   Ser. D, 12.266%, 2020                                                                      9,640,958  (b,c)           407,089

Aircraft Finance Trust,

  Asset-Backed Notes,

   Ser. 1999-1A, Cl. D, 11%, 2024                                                             6,698,992  (b,o)           669,899

Delta Air Lines,

   Notes, 7.7%, 2005                                                                          1,970,000  (o)           1,172,150

                                                                                                                       3,173,138

AUTOMOTIVE, TRUCKS & PARTS--6.4%

Advanced Accessory Systems/Capital,

   Sr. Sub. Notes, Ser. B, 9.75%, 2007                                                        6,300,000  (o)           6,394,500

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                          4,200,000  (o)           3,444,000

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                    2,216,000  (o)           2,151,293

J.B. Poindexter & Co.,

   Gtd. Sr. Notes, 12.5%, 2004                                                                5,000,000  (o)           3,650,000

Rexnord,

   Sr. Sub. Notes, 10.125%, 2012                                                                975,000  (b,o)         1,040,812

TRW Automotive,

   Sr. Notes, 9.375%, 2013                                                                      494,000  (b,o)           496,470

                                                                                                                      17,177,075

BANKING--.4%

Williams Communication,

   Bank Note, 6.313%, 2006                                                                    1,153,846                1,003,846

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BUILDING & CONSTRUCTION--2.0%

Owens Corning:

   Deb., 7.5%, 2018                                                                           6,700,000  (c)           1,641,500

   Notes, 7.7%, 2008                                                                             50,000  (c)              12,250

Resolution Performance Products,

   Sr. Sub. Notes, 13.5%, 2010                                                                1,354,000  (o)           1,435,240

WCI Communities,

   Sr. Sub. Notes, 10.625%, 2011                                                              2,370,000  (o)           2,429,250

                                                                                                                       5,518,240

CABLE & MEDIA--12.5%

Acme Intermediate Holdings/Finance,

   Sr. Secured Notes, Ser. B, 12%, 2005                                                       5,800,000  (o)           5,974,000

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                          1,343,000  (d,o)           557,345

   Sr. Discount Notes, 0/11.75%, 2011                                                         7,934,000  (d,o)         2,459,540

   Sr. Discount Notes, 0/12.125%, 2012                                                        1,345,000  (d,o)           396,775

   Sr. Discount Notes, 0/13.5%, 2011                                                          2,170,000  (d,o)           661,850

   Sr. Notes, 10%, 2011                                                                       3,193,000  (o)           1,404,920

   Sr. Notes, 10.75%, 2009                                                                   11,637,000  (o)           5,440,297

Coaxial Communications/Phoenix,

   Sr. Notes, 10%, 2006                                                                       2,218,000  (o)           2,226,317

Gray Communications Systems,

   Sr. Sub. Notes, 9.25%, 2011                                                                  450,000  (o)             489,937

Houghton Mifflin,

   Sr. Sub. Notes, 9.875%, 2013                                                                 445,000  (b,o)           482,825

Mediacom Broadband,

   Gtd. Sr. Notes, 11%, 2013                                                                  1,500,000  (o)           1,683,750

NTL,

   Deb., 11.2%, 2007                                                                          7,790,000                5,803,550

Pegasus Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                        6,100,000  (o)           4,819,000

RH Donnelley Financial:

   Sr. Notes, 8.875%, 2010                                                                      660,000  (b,o)           730,950

   Sr. Sub. Notes, 10.875%, 2012                                                                440,000  (b,o)           504,900

                                                                                                                      33,635,956

CHEMICALS--10.8%

Aqua Chemical,

   Sr. Sub. Notes, 11.25%, 2008                                                               2,000,000  (o)           1,560,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Avecia,

   Gtd. Sr. Notes, 11%, 2009                                                                 10,529,000  (o)           9,002,295

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                             11,081,000  (o)          10,554,652

Lyondell Chemical:

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                                 295,000  (o)             296,475

   Notes, 6.5%, 2006                                                                            250,000  (o)             225,170

   Sr. Secured Notes, 9.5%, 2008                                                              1,475,000  (b,o)         1,438,125

   Sr. Secured Notes, 11.125%, 2012                                                             433,000  (o)             448,155

OM Group,

   Sr. Sub. Notes, 9.25%, 2011                                                                6,954,000  (o)           5,458,890

                                                                                                                      28,983,762

COMMERCIAL SERVICES--1.4%

Brickman,

   Sr. Sub. Notes, 11.75%, 2009                                                                 888,000  (b,o)           967,920

United Rentals:

   Sr. Notes, 10.75%, 2008                                                                      984,000  (b,o)         1,023,360

   Sr. Notes, Ser. B, 10.75%, 2008                                                            1,775,000  (o)           1,846,000

                                                                                                                       3,837,280

CONSUMER PRODUCTS--2.0%

Doane Pet Care,

   Sr. Notes, 10.75%, 2010                                                                    1,350,000  (b,o)         1,390,500

Moore North American Finance,

   Sr. Notes, 7.875%, 2011                                                                      560,000  (b,o)           582,400

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                         17,631,000  (c)           3,349,890

                                                                                                                       5,322,790

DIVERSIFIED FINANCIAL SERVICE--6.8%

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                               6,026,000  (o)           2,741,830

Finova,

   Notes, 7.5%, 2009                                                                          1,365,000  (o)             487,988

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                     2,567,000  (o)           2,502,825

Trump Holdings/Funding,

   First Mortgage, 11.625%, 2010                                                                900,000  (b,o)           866,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICE (CONTINUED)

Tyco International,

   Gtd. Notes, 6.375%, 2005                                                                   7,389,000  (o)           7,352,055

Williams Holdings of Delaware,

   Notes, 6.5%, 2008                                                                          2,558,000  (o)           2,148,720

Williams Scotsman,

   Sr. Notes, 9.875%, 2007                                                                    2,229,000  (o)           2,178,847

                                                                                                                      18,278,515

ELECTRIC UTILITIES--10.8%

Allegheny Energy:

   Bonds, 8.75%, 2012                                                                         4,495,000  (b,o)         3,438,675

   Secured Notes, 10.25%, 2007                                                                   85,539  (b,o)            80,834

   Secured Notes, 10.25%, 2007                                                                1,700,460  (b,o)         1,717,465

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                    4,739,000  (o)           4,407,270

Calpine:

   Sr. Notes, 7.625%, 2006                                                                    2,000,000  (o)           1,210,000

   Sr. Notes, 7.75%, 2009                                                                     7,290,000  (o)           4,082,400

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 7,314,000  (o)           4,242,120

Centerpoint Energy Resources,

   Bond Mortgage, 7.875%, 2013                                                                  875,000  (b,o)           910,464

Dynegy,

   Sr. Notes, 8.125%, 2005                                                                    4,011,000  (o)           3,268,965

Mirant Americas Generation:

   Sr. Notes, 7.2%, 2008                                                                      3,379,000  (o)           1,740,185

   Sr. Notes, 7.625%, 2006                                                                    6,380,000  (o)           3,891,800

                                                                                                                      28,990,178

ENTERTAINMENT--2.6%

AMC Entertainment:

   Sr. Sub. Notes, 9.5%, 2009                                                                   358,000  (o)             358,895

   Sr. Sub. Notes, 9.875%, 2012                                                                 986,000  (o)             988,465

Bally Total Fitness,

   Sr. Sub. Notes, Ser. D, 9.875%, 2007                                                       1,330,000  (o)           1,150,450

Buffets,

   Sr. Sub. Notes, 11.25%, 2010                                                                 448,000  (o)             388,640

Old Evangeline Downs,

   Sr. Secured Notes, 13%, 2010                                                                 900,000  (b,o)           909,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT (CONTINUED)

Premier Parks,

   Sr. Notes, 9.75%, 2007                                                                     2,888,000  (o)           2,815,800

Regal Cinemas,

   Sr. Sub. Notes, Ser. B, 9.375%, 2012                                                         455,000  (o)             497,088

                                                                                                                       7,108,338

ENVIRONMENTAL--2.9%

Allied Waste,

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                          6,541,000  (o)           6,818,993

Synagro Technologies,

   Sr. Sub. Notes, 9.5%, 2009                                                                   896,000  (o)             963,200

                                                                                                                       7,782,193

FOOD & BEVERAGES--2.8%

Del Monte,

   Sr. Sub Notes, 8.625%, 2012                                                                1,879,000  (b,o)         2,001,135

Dole Foods,

   Sr. Notes, 8.875%, 2011                                                                      444,000  (b,o)           463,980

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                     4,742,000  (o)           2,975,605

R.A.B Enterprises,

   Gtd. Sr. Notes, 10.5%, 2005                                                                3,047,000  (e,o)         1,538,735

Swift & Co.,

   Sr. Notes, 10.125%, 2009                                                                     441,000  (b,o)           438,795

                                                                                                                       7,418,250

FOREIGN/GOVERNMENTAL--1.0%

Mexican Government,

   Bonds, 10.5%, 2011                                                    MXN                 20,000,000                1,903,463

Quebec Province,

   Deb., 3.3%, 2013                                                      CAD                  1,170,000  (f)             814,058

                                                                                                                       2,717,521

GAMING & LODGING--3.8%

Host Marriott,

   Sr. Notes, Ser. I, 9.5%, 2007                                                                450,000  (o)             450,563

Park Place Entertainment,

   Sr. Sub. Notes, 8.875%, 2008                                                                 985,000  (o)           1,049,025

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                5,002,000  (o)           4,376,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING & LODGING (CONTINUED)

Riviera,

   Gtd. Sr. Secured Notes, 11%, 2010                                                          1,350,000  (o)           1,171,125

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                                 449,000  (o)             495,022

Turning Stone Casino Entertainment,

   Sr. Notes, 9.125%, 2010                                                                    1,113,000  (b,o)         1,168,650

Wynn Las Vegas,

   Second Mortgage, 12%, 2010                                                                 1,390,000  (o)           1,459,500

                                                                                                                      10,170,635

HEALTH CARE--1.5%

Extendicare Health Services,

   Sr. Sub. Notes, 9.35%, 2007                                                                1,124,000  (o)             916,060

Healthsouth,

   Sr. Notes, 7%, 2008                                                                        4,320,000  (c,o)         2,008,800

PerkinElmer,

   Sr. Sub. Notes, 8.875%, 2013                                                               1,227,000  (b,o)         1,288,350

                                                                                                                       4,213,210

MACHINERY--3.4%

Alliance Laundry Systems,

   Sr. Sub. Notes, Ser. B, 9.625%, 2008                                                       4,000,000  (o)           3,660,000

Day International,

   Sr. Notes, Ser. B, 11.125%, 2005                                                           1,000,000  (o)           1,035,000

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                          4,700,000  (o)             963,500

   Sr. Sub. Notes, Ser. C, 10%, 2004                                                          6,487,000  (o)           1,329,835

Terex,

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                      2,250,000  (o)           2,340,000

                                                                                                                       9,328,335

MANUFACTURING--.3%

Dresser,

   Sr. Sub. Notes, 9.375%, 2011                                                                 975,000  (o)             965,250

MINING & METALS--.4%

Haynes International,

   Sr. Notes, 11.625%, 2004                                                                   2,000,000  (o)           1,090,000

OIL & GAS--21.8%

ANR Pipeline,

   Sr. Notes, 8.875%, 2010                                                                    2,230,000  (b,o)         2,374,950


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                       4,947,000  (o)           4,501,770

Coastal:

   Notes, 7.625%, 2008                                                                        2,891,000  (o)           2,413,985

   Sr. Deb., 6.5%, 2008                                                                      12,518,000  (o)          10,139,580

EOTT Energy Partners/Finance,

   Gtd. Sr. Notes, 11%, 2009                                                                  6,746,000  (c)           4,249,980

El Paso Energy Partners,

   Sr. Sub. Notes, 10.625%, 2012                                                              1,765,000  (b,o)         1,959,150

Hanover Equipment Trust,

   Sr. Secured Notes, Ser. B, 8.75%, 2011                                                     3,912,000  (o)           3,814,200

Leviathan Gas Pipeline Partners,

   Sr. Sub. Notes, 10.375%, 2009                                                                986,000  (o)           1,035,300

Nuevo Energy,

   Sr. Sub. Notes, Ser. B, 9.375%, 2010                                                       2,690,000  (o)           2,784,150

Petrobras International Finance,

   Sr. Notes, 9.875%, 2008                                                                    2,000,000                1,995,000

Premcor Refining:

   Sr. Notes, 9.25%, 2010                                                                       900,000  (b,o)           963,000

   Sr. Notes, 9.5%, 2013                                                                      1,120,000  (b,o)         1,209,600

Southern Natural Gas,

   Sr. Notes, 8.875%, 2010                                                                    1,795,000  (b,o)         1,902,700

Tesoro Petroleum,

   Sr. Sub. Notes, Ser. B, 9%, 2008                                                           3,418,000  (o)           2,939,480

Williams Cos.:

   Notes, 6.5%, 2006                                                                          4,933,000  (o)           4,489,030

   Notes, 7.125%, 2011                                                                        1,997,000  (o)           1,727,405

   Notes, 8.125%, 2012                                                                        4,275,000  (b,o)         3,762,000

   Puttable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                     2,785,000  (h,o)         2,576,125

Wiser Oil,

   Sr. Sub Notes, 9.5%, 2007                                                                  4,543,000  (o)           3,793,405

                                                                                                                      58,630,810

PACKAGING--2.4%

Pliant,

   Sr. Sub. Notes, 13%, 2010                                                                  1,350,000  (o)           1,235,250

Radnor,

   Sr. Notes, 11%, 2010                                                                         650,000  (b,o)           633,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PACKAGING (CONTINUED)

Riverwood International,

   Sr. Sub. Notes, 10.875%, 2008                                                              1,339,000  (o)           1,392,560

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                       3,488,000  (o)           3,191,520

                                                                                                                       6,453,080

PAPER & FORESTRY PRODUCTS--4.9%

Appleton Papers,

   Sr. Sub. Notes, Ser. B, 12.5%, 2008                                                          850,000  (o)             962,625

Buckeye Cellulose:

   Sr. Sub. Notes, 8.5%, 2005                                                                 2,478,000  (o)           2,403,660

   Sr. Sub Notes, 9.25%, 2008                                                                 1,000,000  (o)             945,000

Georgia-Pacific:

   Sr. Notes, 8.875%, 2010                                                                      845,000  (b,o)           880,913

   Sr. Notes, 9.375%, 2013                                                                    1,480,000  (b,o)         1,568,800

Tembec Industries,

   Sr. Notes, 8.5%, 2011                                                                      1,343,000  (o)           1,381,611

U.S. Timberlands Klamath Falls/Finance,

   Sr. Notes, 9.625%, 2007                                                                    7,750,000  (o)           4,998,750

                                                                                                                      13,141,359

RAILROADS--1.7%

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                    5,000,000  (o)           4,512,500

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--.4%

Countrywide Home Loans:

   Ser. 2001-9, Cl. B4, 6.75%, 2031                                                             488,799  (b)             434,848

   Ser. 2001-9, Cl. B5, 6.75%, 2031                                                             710,781  (b)             265,974

Residential Funding Mortgage Securities I, REMIC:

   Ser. 2001-S19, Cl. B1, 6.5%, 2016                                                            143,494                  146,756

   Ser. 2001-S19, Cl. B2, 6.5%, 2016                                                             71,794  (b)              67,904

   Ser. 2001-S19, Cl. B3, 6.5%, 2016                                                            143,522  (b)              66,020

                                                                                                                         981,502

RETAILING--.8%

Hollywood Entertainment,

   Sr. Sub. Notes, 9.625%, 2011                                                                 888,000  (o)             930,180

JC Penney,

   Sr. Notes, 8%, 2010                                                                          896,000  (o)             931,840

Remington Arms,

   Sr. Notes, 10.5%, 2011                                                                       335,000  (b,o)           360,125

                                                                                                                       2,222,145


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED INDEX--2.5%

JP Morgan HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                        5,000,000  (b,g,o)       5,212,500

   Linked Ctf. of Deposit, 9.7%, 2007                                                         1,500,000  (b,g,o)       1,565,625

                                                                                                                       6,778,125

TECHNOLOGY--.7%

AMI Semiconductor,

   Sr. Sub. Notes, 10.75%, 2013                                                               1,790,000  (b,o)         1,888,450

TELECOMMUNICATIONS--12.4%

Call-Net Enterprises,

   Sr.Secured Notes, 10.625%, 2008                                                            2,000,000  (o)           1,410,000

Fairpoint Communications:

   Sr. Notes, 11.875%, 2010                                                                     449,000  (b,o)           473,695

   Sr. Sub. Notes, 12.5%, 2010                                                                  555,000  (o)             505,050

Insight Midwest/Insight Capital,

   Sr. Notes, 9.75%, 2009                                                                       885,000  (b,o)           918,188

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                       2,198,000  (o)             912,170

MJD Communications,

   Floating Rate Notes,
   Ser. B, 5.806%, 2008                                                                       5,000,000  (h,o)         3,725,000

Marconi,

   Bonds, 8.375%, 2030                                                                        5,586,000  (c)           1,494,255

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                      12,350,000  (c)             432,250

   Sr. Notes, Ser. B, 10%, 2008                                                               6,600,000  (c)             231,000

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                    2,960,000  (c)             222,000

Qwest Capital Funding,

   Notes, 5.875%, 2004                                                                        2,000,000  (o)           1,820,000

Qwest Services:

   Notes, 13.5%, 2010                                                                         6,119,000  (b,o)         6,486,140

   Notes, 14%, 2014                                                                           1,458,000  (b,o)         1,578,285

   Sr. Secured Notes, 13%, 2007                                                               1,800,000  (b,o)         1,903,500

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                               7,750,000  (o)           7,924,375

US West Capital Funding,

   Notes, 6.25%, 2005                                                                         3,944,000  (o)           3,342,540

                                                                                                                      33,378,448

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXTILES & APPARREL--1.3%

Levi Strauss & Co.,

   Sr. Notes, 11.625%, 2008                                                                   3,676,000  (o)           3,492,200

U.S. GOVERNMENT--.9%

U.S. Treasury Inflation Protection Securities:

   3.625%, 1/15/2008                                                                          1,041,324  (i)           1,165,472

   3.875%, 1/15/2009                                                                          1,025,795  (i)           1,168,934

                                                                                                                       2,334,406

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--.0%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.,

  Ser. 2470, Cl. BI, 6.5%, 2/15/2022

   (Interest Only Obligation)                                                                   902,628  (j)                 282

Federal National Mortgage Association,

  REMIC Trust, Gtd. Pass-Through Ctfs.,

  Ser. 2001-52, Cl. VI, 6.5%, 2021

   (Interest Only Obligation)                                                                 3,999,284  (j)               4,920

                                                                                                                           5,202

WIRELESS TELECOMMUNICATIONS--8.0%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    4,184,000  (o)           3,786,520

American Tower Escrow,
   Units, 0%, 2008                                                                              450,000  (b,k,o)         299,250

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                          580,000  (d,o)           182,700

   Sr. Notes, 13.625%, 2011                                                                     730,000  (o)             368,650

Crown Castle International:

   Sr. Notes, 9.375%, 2011                                                                    1,386,000  (o)           1,275,120

   Sr. Notes, 10.75%, 2011                                                                    1,000,000  (o)             980,000

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                    3,000,000  (o)             435,000

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                               2,500,000  (o)           2,159,375

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                    945,000  (o)             996,975

Nextel Partners,

   Sr. Notes, 12.5%, 2009                                                                     3,170,000  (o)           3,265,100

Roger Wireless,

   Sr. Secured Notes, 9.625%, 2011                                                            1,000,000  (o)           1,070,000

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                    1,500,000  (o)           1,080,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS (CONTINUED)

Telesystem International Wireless:

   Sr. Notes, 14%, 2003                                                                         207,000  (b,o)           193,545

   Sr. Notes, 14%, 2003                                                                       2,173,000  (o)           2,031,755

WorldCom:

   Notes, 7.5%, 2011                                                                          7,000,000  (c)           1,890,000

   Notes, 7.875%, 2003                                                                        5,550,000  (c)           1,498,500

                                                                                                                      21,512,490

TOTAL BONDS AND NOTES

   (cost $425,317,875)                                                                                               359,142,094
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--7.4%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA--2.0%

Paxson Communications:

   Cum., $1,325                                                                                     214                1,666,408

   Cum. Conv., $975                                                                                 769  (b)           3,842,915

                                                                                                                       5,509,323

MINING AND METALS--1.2%

Kaiser Group Holdings,

   Cum., $3.85                                                                                   75,565                3,098,165

OIL & GAS--1.2%

EXCO Resources,

   Cum. Conv., $1.05                                                                            184,924                3,326,783

TELECOMMUNICATIONS--3.0%

CSC Holdings,

   Ser. H, Cum. $117.50                                                                          78,166                8,051,098

TOTAL PREFERRED STOCKS

   (cost $22,678,472)                                                                                                 19,985,369
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.7%
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.0%

Stellex Aerostructures                                                                            2,793  (l,m)                 0

BROADCASTING & MEDIA--.7%

Sirius Satellite Radio                                                                        2,621,068  (m,o)         1,913,380

TOTAL COMMON STOCKS

   (cost $1,245,007)                                                                                                   1,913,380

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

OTHER--0%                                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING AND METALS--.0%

Kaiser Group Holdings (rights)                                                                  108,168  (l,m)                 0

Imperial Credit Industries (warrants)                                                           118,282  (l,m)                 0

                                                                                                                               0

TELECOMMUNICATION--.0%

Loral Cyberstar (warrants)                                                                        6,980  (m)                  70

TOTAL OTHER

   (cost $3,490)                                                                                                              70
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--2.1%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Advantage Fund                                                          1,851,334  (n)           1,851,334

Dreyfus Institutional Advantage Plus Fund                                                     1,851,333  (n)           1,851,333

Dreyfus Institutional Preferred Plus Money Market Fund                                        1,851,333  (n)           1,851,333

TOTAL OTHER INVESTMENTS

   (cost $5,554,000)                                                                                                   5,554,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $454,798,844)                                                             143.6%              386,594,913

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (43.6%)            (117,413,981)

NET ASSETS                                                                                       100.0%              269,180,932

(A)  PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

     CAD--CANADIAN DOLLARS

     MXN--MEXICAN PESOS

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH 31,
     2003, THESE SECURITIES AMOUNTED TO $63,830,675 OR 23.7% OF NET ASSETS.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(E)  GUARANTEED BY THE B. MANISCHEWITZ CO. AND MILLBROOK DISTRIBUTION SERVICES.

(F)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CANADIAN CONSUMER PRICE INDEX.

(G)  SECURITY LINKED TO A PORTFOLIO OF HIGH YIELD DEBT SECURITIES.

(H)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(I)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(J)  NOTIONAL FACE AMOUNT SHOWN.

(K)  UNITS REPRESENT BOND WITH WARRANTS ATTACHED TO PURCHASE COMMON STOCK.

(L)  THE VALUE OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.

(M)  NON-INCOME PRODUCING SECURITY.

(N)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D)

(O)  COLLATERAL FOR REVOLVING CREDIT AND SECURITY AGREEMENT.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           454,798,844   386,594,913

Cash                                                                    922,445

Interest receivable                                                  12,040,915

Receivable for investment securities sold                             6,663,477

Dividend receivable                                                     229,613

Prepaid expenses                                                         59,969

                                                                    406,511,332
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                   274,804

Due to Shareholder Servicing Agent--Note 3(b)                            22,599

Loan payable--Note 2                                                124,000,000

Payable for investment securities purchased                           7,686,376

Dividends payable                                                     4,313,591

Unrealized depreciation on interest rate swaps--Note 4                  495,373

Interest payable--Note 2                                                200,455

Payable for foreign exchange contracts                                   39,318

Net unrealized depreciation on forward currency
  exchange contracts--Note 4                                              3,943

Accrued expenses                                                        293,941

                                                                    137,330,400

NET ASSETS ($)                                                      269,180,932

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     979,736,305

Accumulated distributions in excess of investment income--net         (998,686)

Accumulated net realized gain (loss) on investments               (640,853,592)

Accumulated net unrealized appreciation (depreciation)             (68,703,095)
  on investments, foreign currency transactions and swap transactions

NET ASSETS ($)                                                      269,180,932

SHARES OUTSTANDING

(unlimited number of $.001 par value                                 69,574,043
  shares of Beneficial Interest authorized)

NET ASSET VALUE, per share ($)                                             3.87

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            51,979,782

Dividends                                                            2,765,018

TOTAL INCOME                                                        54,744,800

EXPENSES:

Management fee--Note 3(a)                                            3,522,455

Interest expense--Note 2                                             3,840,268

Shareholder servicing costs--Note 3(a,b)                               419,267

Trustees' fees and expenses--Note 3(c)                                 190,254

Professional fees                                                      167,023

Shareholders' reports                                                  150,572

Registration fees                                                       72,460

Custodian fees--Note 3(a)                                               34,713

Miscellaneous                                                           41,745

TOTAL EXPENSES                                                       8,438,757

Less--reduction in management and shareholder servicing fees
  due to undertakings--Note 3(a,b)                                   (508,799)

NET EXPENSES                                                         7,929,958

INVESTMENT INCOME--NET                                              46,814,842
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                     (112,985,410)

Net realized gain (loss) on forward currency exchange contracts       (44,638)

Net realized gain (loss) on financial futures                         (94,555)

Net realized gain (loss) on swap transactions                      (5,037,771)

Net realized gain (loss) on options transactions                     (451,649)

NET REALIZED GAIN (LOSS)                                         (118,614,023)

Net unrealized appreciation (depreciation) on investments
  foreign currency transactions and swap transactions               50,424,756

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (68,189,267)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (21,374,425)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CASH FLOWS

Year Ended March 31, 2003

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Interest Received                                      43,324,351

Dividends Received                                      1,455,881

Interest and loan commitment fees paid                (3,990,764)

Operating expenses paid                               (1,030,255)

Paid to The Dreyfus Corporation                       (3,094,800)    36,664,413

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                   (724,551,807)

Net purchases of short-term portfolio securities      (4,941,283)

Proceeds from sales of portfolio securities           783,658,346

FEC Transactions                                      (1,421,910)

Options Transactions                                    (451,649)

Swap Transactions                                     (5,037,771)

Futures Transactions                                     (94,555)    47,159,371

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Dividends paid                                       (42,680,334)

Loan Payments                                        (41,000,000)  (83,680,334)

Increase in cash                                                        143,450

Cash at beginning of period                                             778,995

CASH AT END OF PERIOD                                                   922,445

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES ($):

Net Decrease in Net Assets Resulting From Operations               (21,374,425)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES ($):

Decrease in interest receivable                                       3,728,353

Decrease in interest and loan commitment fees                         (118,365)

Increase in swap payable                                                 13,292

Increase in accrued operating expenses                                   40,792

Decrease in prepaid expenses                                              4,987

Decrease in payable due to The Dreyfus Corporation                     (81,144)

Net Interest sold on investments                                    (2,654,853)

Net realized loss on investments                                    118,614,023

Net unrealized appreciation on investments                         (50,424,756)

Noncash Dividends                                                   (1,079,524)

Increase in Dividends receivable                                      (229,613)

Net amortization of discount and premium on investments             (9,774,354)

NET CASH PROVIDED BY OPERATING ACTIVITIES                            36,664,413

SUPPLEMENTARY DISCOSURE NONCASH FINANCING ACTIVITIES ($):

Reinvestment of dividends which increases paid-in capital             9,039,309

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------
                                                     2003              2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         46,814,842           53,543,419

Net realized gain (loss) on investments      (118,614,023)        (212,319,993)

Net unrealized appreciation
   (depreciation) on investments               50,424,756          124,523,400

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (21,374,425)          (34,253,174)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (50,965,977)         (59,887,317)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                 9,039,309           11,025,306

TOTAL INCREASE (DECREASE) IN NET ASSETS      (63,301,093)         (83,115,185)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           332,482,025          415,597,210

END OF PERIOD                                 269,180,932          332,482,025
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES ISSUED FOR DIVIDENDS REINVESTED          2,190,307            1,967,569

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                                                                            Year Ended March 31,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002(a)        2001         2000        1999(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             4.93           6.35          10.06        11.83         15.00

Investment Operations:

Investment income--net                                            .68(c)         .81(c)        1.14         1.46          1.38

Net realized and unrealized
   gain (loss) on investments                                   (1.00)         (1.33)         (3.57)       (1.75)        (3.35)

Total from Investment Operations                                 (.32)          (.52)         (2.43)        (.29)        (1.97)

Distributions:

Dividends from investment income--net                            (.74)          (.90)         (1.28)       (1.48)        (1.20)

Net asset value, end of period                                   3.87           4.93           6.35        10.06         11.83

Market value, end of period                                      5.16           5.41           6.47         8-7/8        11-7/8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                             14.22          (1.84)        (14.09)      (14.35)       (14.12)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.54           1.52           1.61         1.50         1.46(e)

Ratio of interest expense
   to average net assets                                         1.45           2.99           3.13         2.21         2.17(e)

Ratio of net investment income
   to average net assets                                        17.66          14.95          14.35        13.20        11.64(e)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation
   and UBS Warburg LLC                                            .19(f)         .19(f)         --            --             --

Portfolio Turnover Rate                                        186.19         239.11          42.61        28.37        59.40(g)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         269,181        332,482        415,597      646,676       742,833

                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Year Ended March 31,
                                  ----------------------------------------------
                                                                 2003          2002(a)        2001         2000          1999(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)
   (CONTINUED):

Average borrowings outstanding
   ($ x 1,000)                                                126,350       174,415        232,205      268,770       303,386

Weighted average number of
   fund shares oustanding (x 1,000)                            68,538        66,400         64,724       63,785        61,387

Average amount of debt per share ($)                             1.84          2.63           3.59         4.21          4.94

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF AICPA AND AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD  ENDED MARCH 31, 2002 WAS TO DECREASE  NET
     INVESTMENT  INCOME PER SHARE BY $.05,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.05 AND DECREASE THE RATIO OF NET
     INVESTMENT  INCOME TO AVERAGE NET ASSETS  FROM 15.96% TO 14.95%.  PER SHARE
     DATA AND RATIOS/SUPPLEMENT DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM APRIL 29, 1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  CALCULATED BASED ON MARKET VALUE.

(E)  ANNUALIZED.

(F)  REPRESENTS WAIVER OF .10 OF 1% OF MANAGED ASSETS BY THE DREYFUS CORPORATION
     AND .03 OF 1% OF MANAGED ASSETS BY UBS WARBURG LLC.

(G)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified
closed-end   management  investment  company.  The  fund's  primary  investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager and administrator. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees.
Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Swap trans-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

actions are valued daily based upon quotations from counterparties as market makers utilizing the net present value of all future cash settlements based on implied forward interest rates.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount or premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,722 during the period ended March 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (" newly issued shares") or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the dividend reinvestment plan.

On March 26, 2003, the Board of Trustees declared a cash dividend of $.062 per share from investment income-net, payable on April 23, 2003 to shareholders of record as of the close of business on April 9, 2003.

(E) CONCENTRATION OF RISK: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,319,956, accumulated capital losses $590,289,465 and unrealized depreciation $72,832,312. In addition, the fund had $49,885,865 of capital losses
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. If not applied, $32,078,398 of the carryover expires in fiscal 2007, $32,334,001 expires in fiscal 2008, $136,674,723 expires in fiscal 2009, $283,731,643 expires in fiscal 2010 and $105,470,700 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2 003 and March 31, 2002, were as follows: ordinary income $50,965,977 and $59,887,317, respectively.

During the period ended March 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $4,074,070, decreased net realized gain (loss) on investments by $4,126,503 and increased paid-in capital by $52,433. Net assets were not affected by this reclassification.

NOTE 2--Borrowings:

The fund has entered into a $300,000,000 Revolving Credit and Security Agreement (" Agreement") which expires on June 15, 2006. Under the terms of the Agreement, the fund may borrow Advances (including Eurodollar Advances) , on a collateralized basis with certain fund assets used as collateral; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund pays certain other fees associated with the "Agreement". During the period ended March 31, 2003, $786,465 applicable to those fees was included in interest expense.

The average daily amount of borrowings outstanding during the period ended March 31, 2003, under the Agreement, was approximately $126,350,000, with a related weighted average annualized interest rate of 1.71%.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

For the period from April 1, 2002 through April 4, 2004, the Manager has agreed to waive receipt of a portion of the fund's management fee in the amount of .10 of 1% of the Managed Assets. The reduction in management fee, pursuant to the undertaking, amounted to $391,384 during the period ended March 31, 2003.

The fund compensates Mellon Investor Services, L.L.C., an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $9,000 pursuant to the transfer agency agreement.

The fund compensates Mellon, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2003, the fund was charged $34,713 pursuant to the custody agreement.

(B) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC Inc. provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund's average weekly Managed Assets. During the period ended March 31, 2003, the fund was charged $391,384 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2002 through April 4, 2004, UBS Warburg LLC has agreed to waive receipt of a portion of the fund's shareholder services fee in the amount of .03 of 1% of the Managed Assets. The
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

reduction in shareholder servicing fee, pursuant to the undertaking, amounted to $117,415 during the period ended March 31, 2003.

(C) Each Trustee who is not an "interested person" of the fund as defined in the Act receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the "Dreyfus/ Laurel Funds") and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an "interested person" of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $55,707 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended March 31, 2003, amounted to $706,852,481 and $755,541,467, respectively.

The fund may use various derivatives, including options, futures contracts, forward contracts, mortgage-related securities, asset-backed securities and swaps. The fund may invest in, or enter into, these financial instruments for a variety of reasons, including to hedge certain market trends, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

The fund may enter into credit default swaps which involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. As of March 31, 2003, there were no credit default swaps outstanding.

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The following summarizes interest rate swaps entered into by the fund at March 31, 2003:

                                                                     Unrealized
Notional Amount ($)                 Description              (Depreciation) ($)
--------------------------------------------------------------------------------

25,000,000         Agreement with Merrill Lynch terminating          (495,373)
               March 26, 2013 to pay a fixed rate of 4.48%
                               and to receive 3 month LIBOR

25,000,000        Agreement with Merrill Lynch terminating                  --
               April 2, 2013 to pay a fixed rate of 4.289%
                               and to receive 3 month LIBOR

The fund may invest in financial futures contracts which expose the fund to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At March 31, 2003, there were no financial futures contracts outstanding.

The fund may enter into forward currency exchange contracts. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2003:


                                                    Foreign
Forward Currency                                   Currency                                                             Unrealized
    Exchange Contracts                              Amounts           Proceeds ($)            Value ($)           (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

Canadian dollar,
    expiring 6/23/2003                              590,000            395,502              399,445                      (3,943)

At March 31, 2003, the cost of investments for federal income tax purposes was $458,932,003 accordingly, accumulated net unrealized depreciation on investments was $72,337,090, consisting of $18,097,495 gross unrealized appreciation and $90,434,585 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to April 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,758,896 reduction in accumulated undistributed investment income-net and a corresponding $3,758,896 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on March 31, 2001.

NOTE 6--Subsequent Event Note:

On April 24, 2003, the Board of Trustees declared a cash dividend of $.04875 per share from investment income-net, payable on May 22, 2003 to shareholders of record as of the close of business on May 8, 2003. The previous cash dividend declared on March 26, 2003 was $.062 per share from investment income-net.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders  Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the "Fund"), including the statement of investments, as of March 31,2003, and the related statement of operations and cash flows for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2003, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the years or periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


New York, New York
May 14, 2003



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 4.07% of the ordinary dividends paid during the fiscal year ended March 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                             The Fund

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the "Plan") of the Dreyfus High Yield Strategies Fund (the "fund"), fund shares must be registered in either your name, or, if your fund shares are held in nominee or "street" name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the "Participants") in the Plan will be bound by the following provisions:

Mellon Investor Services, L.L.C (the "Agent") will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each
Participant   that   does  not  opt  for  cash  distributions  shall  take  such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant's account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant' s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund's shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant's shares (less their pro rata share of brokerage commissions incurred with respect to the Agent' s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant' s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund's shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund's shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date and (b) the net asset value per share of the fund's shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund's shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine.
                                                                        The Fund

DIVIDEND REINVESTMENT PLAN (Unaudited) (CONTINUED)

Each Participant's uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund's shares acquired for each Participant's account. For the purpose of cash investments, the Agent may commingle each Participant's fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant' s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent's name or that of the Agent's nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the agent votes proxies returned by the participants to the fund. Upon a Participant's written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund's shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant my terminate their account under the Plan by notifying the Agent in writing. Such termination will be effectively immediately if the Participant's notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to
                                                                        The Fund

DIVIDEND REINVESTMENT PLAN (Unaudited) (CONTINUED)

the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees.

These  terms  and  conditions  shall be governed by the laws of the State of New
York.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

JAMES FITZGIBBONS (68)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Howes Leather Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. TOMLINSON FORT (74)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP (1998-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

KENNETH A. HIMMEL (56)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, Related Urban Development Company, a real estate developmen company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

STEPHEN J. LOCKWOOD (55)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSLYN WATSON (53)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BENAREE PRATT WILEY (56)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

* Mass. Development, Director

* Commonwealth Institute, Director

* Efficacy Institute, Director

* PepsiCo Africa-America, Advisory Board

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS, EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

GERALD E. THUNELIUS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2001.

     Director of the Long Term Taxable Fixed Income Team and Senior Portfolio Manager of the Manager, and an officer of 1 investment company (comprised of 1 portfolio) managed by the Manager. He is 38 years old and has been an employee of the Manager since May 1989.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 23 investment companies (comprised of 82 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprising 76 portfolios) managed by the Manager. He is 34 years old and had been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.


OFFICERS AND DIRECTORS

Dreyfus High Yield Strategies Fund
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman
James M. Fitzgibbons
J. Tomlinson Fort
Kenneth A. Himmel
Stephen J. Lockwood
Roslyn M. Watson
Benaree Pratt Wiley

OFFICERS

President

      Stephen E. Canter

Executive Vice President

      Stephen R. Byers
      Gerald E. Thunelius

Vice President

      Mark N. Jacobs

Secretary

      Steven F. Newman

Assistant Secretaries

      Jeff Prusnofsky
      Michael A. Rosenberg

Treasurer

      James Windels

Assistant Treasurers

      Erik D. Naviloff
      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Keith Chan
Martin F. Fetherston
Louis Geser
Michael Hoeh
William Howarth
Greg Jordan
Kenneth D. Smalley
Gerald E. Thunelius
Samual Weinstock

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Kirkpatrick & Lockhart LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT

Mellon Investor Services LLC

STOCK EXCHANGE LISTING

NYSE Symbol: DHF

INITIAL SEC EFFECTIVE DATE

4/23/98

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                                        The Fund



                   For More Information



                        Dreyfus
                        High Yield Strategies Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Mellon Investor Services LLC
                        Overpeck Centre
                        85 Challenger Road
                        Ridgefield Park, NJ 07660


(c) 2003 Dreyfus Service Corporation                                  430AR0303